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                       LOAN AND SECURITY AGREEMENT

THIS AGREEMENT is entered into as of September 19, 1996 between Conversion Technologies International, a Delaware corporation (hereinafter called "Lender"), and Octagon, Inc., a Delaware corporation with its executive office at 317 S North Lake Blvd., Suite 1024, Altamonte Springs, FL, 32701 and its wholly owned subsidiary Power Systems Energy Services, Inc. a Delaware corporation with its executive office at 317 S. North Lake Blvd., Suite 1024, Altamonte Springs, FL 32701 (together the "Borrower"),

     WHEREAS, Borrower desires to obtain a loan from Lender on the terms and conditions herein set forth and Lender is willing to make a loan to Borrower on the terms and conditions set forth herein,

     NOW, THEREFORE, in consideration of the premises set forth above the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged Lender and Borrower agree as follows:

1.  DEFINITIONS

     1.1 "ACCOUNTS" shall mean all of Borrower's presently existing and hereafter arising accounts, instruments, contract rights, documents and chattel paper.

     1.2 "ACCOUNT DEBTOR" shall mean any "Person" (as defined below) who is or who may become obligated to Borrower under, with respect to, or on account of an Account.

     1.3 "AFFILIATE" shall mean (a) any Person (other than Lender) which, directly and/or indirectly, owns or controls, on an aggregate basis, beneficially or of record (including all beneficial ownership and ownership or control as a trustee, guardian or other fiduciary) at least 10 percent (10%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) of Borrower or Lender, as applicable, (b) any "Subsidiary" (as defined below) of Borrower or Lender, as applicable, (c) any Person which is controlled by or is under common control with Borrower or Lender, as applicable, or (d) any stockholders of any of the foregoing. For the purpose of this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies, whether through the ownership of voting securities, by contract or otherwise.

     1.4 "AGREEMENT" shall mean this Loan and Security Agreement, any concurrent or subsequent rider to this Loan and Security Agreement and any extensions, supplements, amendments or modifications to this Loan and Security Agreement and any such rider thereto.

     1.5 "BORROWERS BOOKS" shall mean all of Borrower's books and records including but not limited to: ledgers; records indicating, summarizing or evidencing Borrower's assets, including its Accounts, business operations or financial condition; and computer-prepared information and equipment of any kind.

     1.6 "BUSINESS DAY" shall mean any day not a Saturday, Sunday or legal holiday in the State of New York.

     1.7 "COLLATERAL" shall mean all of Borrower's Accounts, "Inventory" (as defined below) "Equipment" (as defined below), "General Intangibles" (as defined below) and all property of Borrower in the possession or under the control of Lender, any Affiliate of Lender, any bailee of

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Lender or any bailee of any Affiliate of Lender (whether now owned or existing or hereafter acquired or arising or in which Borrower now has or may hereafter acquire any rights) and all accessions to, substitutions for and all replacements, proceeds (including, without limitation, proceeds of any insurance policies) and products of all such Accounts, Inventory, Equipment, General Intangibles and property and all Borrower's Books related to any of the foregoing, together with all of Borrower's right, title and interest in and to any deposits or other sums at any time credited by or due from any Affiliate of Lender to Borrower.

     1.8 "EQUIPMENT" shall mean all of Borrower's now owned or hereafter acquired fixtures and equipment, including, without limitation, furniture, vehicles and trade fixtures, together with all accessions thereto and all substitutions and replacements thereof and parts therefor.

     1.9 "EVENT OF DEFAULT" shall have the meaning set forth in Section 6 below.

     1.10 "GENERAL INTANGIBLES" shall mean all chooses in action, causes of action and all other intangible personal property of Borrower of every kind of nature (other than Accounts) now owned or hereafter acquired by Borrower, including, without limitation, corporate or other business records, deposit accounts, inventions, designs, patents, patent applications, patent rights, trademarks, trademark applications, trade names, service marks, service mark applications, trade secrets, good will, copyrights, computer programs, and other computer software, proprietary processes and formulae, registrations, licenses, franchises, tax refund claims and any letters of credit, guarantee claims, security interests or other security held by or granted to Borrower to secure payment by an Account Debtor of any of the Accounts.

     1.11 "INVENTORY" shall mean any and all goods, merchandise and other personal property (including without limitation, goods in transit), wheresoever located and whether now owned or hereafter acquired by Borrower which is or may at any time be held for sale or lease, furnished under any contract of service or held as raw materials, work in process, supplies or materials used or consumed in Borrower's business, and all such property the sale or other disposition of which has given rise to Accounts and which has been returned to or repossessed or stopped in transit by Borrower.

     1.12 "LENDER'S COSTS" shall mean all costs, fees and expenses incurred by Lender in connection with this Agreement or any of the Other Agreements (as defined below), including without limitation, taxes of every nature and kind of Borrower paid by Lender in protection of its interests hereunder, filing, recording, publication and search fees in connection with this Agreement paid by Lender, costs incurred by Lender in collecting the Accounts, with or without suit, costs incurred by Lender in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale and advertising to sell the Collateral, whether or not a sale is consummated; costs of suit incurred by Lender in enforcing or defending this Agreement or any portion hereof; and reasonable attorneys and paralegals' fees and expenses incurred by Lender in drafting, reviewing, enforcing, defending or obtaining legal advice with respect to this Agreement or any of the Other Agreements or any portion thereof, whether or not suit is brought.

     1.13 "LETTER OF INTENT" shall mean the Letter of Intent dated August 13, 1996, as amended, between Lender and Borrower.

     1.14 "LIEN" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing), and the filing of any financing statement under the Uniform Commercial Code as the same may from time to time be in effect in

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the states of Florida, Ohio and Virginia (collectively, the "Code") or comparable laws of any jurisdictions.

     1.15 "MERGER AGREEMENT" shall mean the Agreement and Plan of Reorganization contemplated by the Letter of Intent to be entered into between the Lender and the Borrower to effect the proposed merger.

     1.16 "OBLIGATIONS" shall mean all of Borrower's liabilities, obligations and indebtedness to Lender or any Affiliate of Lender of any and every kind and nature (including, without limitation, Lender's Costs, interest, charges, expenses, attorneys fees and other sums chargeable to Borrower by Lender or any Affiliate of Lender and future advances made to or for the benefit of Borrower), whether arising under this Agreement, under any of the Other Agreements or acquired by Lender or any Affiliate of Lender from any other source, whether heretofore, now or hereafter owing, arising, due or payable from Borrower to Lender or any Affiliate of Lender and howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed, or otherwise, including obligations of performance and forbearance.

     1.17 "OTHER AGREEMENTS" shall mean all "Supplemental Documentation" (as defined below) and all agreements, instruments and documents, including, without limitation, notes, guaranties, mortgages, deed of trust, chattel mortgages, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, leases, financing statements, subordination, agreements, trust account agreements and all other written matter whether heretofore, now, or hereafter executed by or on behalf of Borrower or any other Person and/or delivered to Lender or any Affiliate of Lender with respect to this Agreement or any other agreement between Lender and Borrower or with respect to the financing by Borrower or any Affiliate of Borrower.

     1.18 "PERSON" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, associations corporation, institutions entity, party or government (whether national, Federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

     1.19 "SUBSIDIARY" shall mean any corporation of which fifty percent (50%) or more of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned beneficially or of record by Lender or Borrower, as applicable.

     1.20 "SUPPLEMENTAL DOCUMENTATION" shall mean any and all agreements, instruments, documents, financing statements, warehouse receipts, certificates of title, bills of lading, notices of assignment of accounts, schedules of accounts assigned, mortgages and other written matter necessary or requested by Lender to perfect and maintain perfected Lender's security interest in the Collateral.

     1.21 "OTHER TERMS" Any and all terms used in this Agreement shall be construed and defined in accordance with the meaning and definition of such terms under and pursuant to the Code.

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2.   LOAN AND TERMS OF PAYMENT

     2.1 LOAN. Subject to the terms and conditions hereof, on the date hereof Lender is making a loan to Borrower in the principal amount of $250,000 (the "Loan") by Purchasing a secured promissory note of Borrower in substantially the form of Exhibit A attached hereto in the principal amount of $250,000 (the "Note") at a closing (the "Closing") to be held on the date hereof. The Note shall be payable as to principal and interest as set forth therein, subject to acceleration thereof upon the occurrence of an Event of Default, and shall bear interest as set forth in Section 2.4 hereof.

     2.2 CLOSING, ISSUANCE OF NOTE. The Loan to be made by Lender shall be made by wire transfer to Borrower against delivery to Lender of a Note in the principal amount of $250,000.

     2.3 TIME AND PLACE OF CLOSING. The Closing hereunder shall be held at the offices of Borrower simultaneously with the execution and delivery of this Agreement.

     2.4 INTEREST ON LOAN. The Loan shall bear interest on the principal amount outstanding from time to time at an annual rate equal to 8.25% (computed on the basis of the actual number of days lapsed in a year of 360 days).

     2.5 PREPAYMENT OF LOAN. Borrower shall have the right at any time and from time to time to prepay the Loan, in whole or in part, without premium or penalty, upon at least three business Days' prior written notice to Lender, PROVIDED, HOWEVER that (i) each such partial prepayment shall be in the principal amount of not less than $10,000, and (ii) the Loan must be prepaid in full in the event that the Borrower consummates an Acquisition Transaction (as defined in the Letter of Intent) with a party other than Lender, simultaneously with the closing of such Acquisition Transaction. Each notice of prepayment shall specify the prepayment date and the principal amount of the Loan to be prepaid, shall be irrevocable and shall commit Borrower to prepay the Loan by the amount stated therein on the date stated therein. All prepayments shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment.

3.   SECURITY INTEREST; COLLATERAL

     3.1 GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance when due of all of the Obligations of Borrower hereunder and in order to induce Lender to enter into this Agreement, Borrower hereby grants to Lender an irrevocable and unconditional security interest in all Borrower's right, title and interest in, to and under all of the Collateral. Lender acknowledges that its security interest shall be second in priority to Foothill Capital, and in accordance with the terms of the intercreditor agreement entered into between Lender and Foothill Capital dated the date hereof.

     3.2 SUPPLEMENTAL DOCUMENTATION. Borrower shall execute and deliver to Lender concurrently with Borrower's execution of this Agreement, and at any time or times hereafter at the request of Lender, all Supplemental Documentation requested by Lender. Borrower agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Borrower shall make appropriate entries in Borrower's Books disclosing Lender's security interest in the Accounts.

     3.3 COLLATERAL; ACCOUNTS: Promptly at such intervals as Lender may from time to time specify, Borrower shall provide Lender with schedules describing all Accounts created or acquired by Borrower. Borrower's failure to execute and deliver such schedules shall not affect or limit Lender's security interest and other rights in and to the Accounts.

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     3.4   RETURNS AND DISPUTES: Returns and allowances between Borrower and its Account Debtors will be in accordance with the usual and customary practices of the Borrower. Borrower shall promptly notify Lender of all returns and recoveries and, on request, deliver the returned inventory to Lender. Borrower shall also promptly notify Lender of all disputes and claims other than in accordance with the usual and customary practices of the Borrower and settle or adjust them on terms approved by Lender. After the occurrence of an Event of Default, no discount, credit or allowance shall be granted to any Account Debtor by Borrower and no return of Inventory shall be accepted by Borrower without Lender's consent.

     3.5 SALE OF INVENTORY: Until an Event of Default occurs, Borrower may sell inventory in the ordinary course of its business (which does not include a transfer in partial or total satisfaction of a debt or other obligation).

     3.6 POWER OF ATTORNEY. After the occurrence of an Event of Default Borrower appoints Lender or any other person whom Lender may designate as Borrower's attorney, with power to: (a) endorse Borrower's name on any checks, notes, acceptances, money orders, drafts or other forms, of payment or security that may come into Lender's possession; (b) sign Borrower's name on any invoice or bill of lading relating to any Accounts, on drafts against customers, on schedules and assignments of Accounts, on verifications of Accounts and on notices to Account Debtors; (c), notify the post office authorities to change the address for delivery of Borrower's mail to an address designated by Lender, (d) receive, open and distribute all mail addressed to Borrower, retaining all mail relating to Collateral and forwarding all other mail to Borrower, (e) settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which Lender considers reasonable under the circumstances and in such cases Lender may execute and cause to be delivered any and all documents and releases which Lender may deem necessary or desirable and Lender will credit Borrower's loan account with Lender with only the net amounts received by Lender in payment of the Accounts, after deducting all Lender's Costs in connection therewith;
(f) send requests for Verification of Accounts and to do all things necessary to carry out this Agreement; and (g) take any other actions necessary to carry out the terms and provisions of this Agreement. Borrower ratifies and approves all acts of the attorney. Neither Lender nor its attorney will be liable for any acts or omissions or for any error of judgment or mistake of fact of law taken in good faith in accordance with the terms of this Agreement and in the absence of willful misconduct. This power is coupled with an interest, and is irrevocable until all of the obligations have been fully satisfied.

     3.7 RELEASE OF COLLATERAL. Upon payment in full of all of the Obligations Lender shall reassign to Borrower all Collateral held by Lender, and shall execute a termination of all security agreements and security interests given by Borrower to Lender.

4.   CONDITIONS OF LENDING

     The commitment of Lender to make the Loan hereunder is subject in all respects to the accuracy, as of the date of Closing, of the representations and warranties of Borrower contained in Sections 5.1 and 5.2 hereof and to the performance by Borrower of its Obligations to be performed hereunder on or prior to the date of the Closing.

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5. WARRANTIES, REPRESENTATIONS AND COVENANTS

   5.1 EQUIPMENT REPRESENTATIONS, WARRANTIES AND COVENANTS. Borrower represents, warrants and covenants that:

       (a) Borrower shall keep the equipment (except for equipment which is in transit) only at the locations listed on Exhibit B attached hereto and made a Part hereof;

       (b) All of the equipment in and shall remain free from all purchase money or other security interests, liens or encumbrances, except those held by Lender,

       (c) Borrower shall keep correct and a accurate, records itemizing and describing the kind, type and quantity of the equipment;


   5.2 GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS. Borrower represents, warrants and covenants that:

       (a) Borrower is and shall at all times hereafter be a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and qualified and licensed to do business in all other states in which the conduct of its affairs or the ownership of its assets requires such qualification;

       (b) Borrower has the right and power and is duly authorized to execute and deliver this Agreement and the Other Agreements and to perform all of its obligations hereunder and thereunder;

       (c) The execution and delivery by Borrower of this Agreement and the other Agreements shall not constitute a breach of any provision contained in Borrower's Certificate of Incorporation or By-Laws;

       (d) Borrower's executive office is located at the address described in the preamble to this Agreement and Borrower will not, during the term of this Agreement, without prior written notification of Lender, relocate said executive office;

       (e) The execution, delivery and performance by Borrower of all of the terms and provisions contained in this Agreement and the other Agreements shall not, by the lapse of time, the giving of notice or otherwise, constitute a violation of any applicable law or a breach of any provision contained in any agreement, note, indenture or other instrument to which Borrower is now or may hereafter become a party or by which Borrower is now or may hereafter be bound;

       (f) All assessments and taxes, whether real, personal or otherwise due or payable by, or imposed, levied or assessed against borrower or any of its property shall be paid in full, before delinquency; Borrower shall make due and timely payment or deposit of all federal, state and local taxes, assessments or contributions required of it by law, and will execute and deliver to Lender, on demand, appropriate certificates attesting to the payment or deposit thereof Borrower will make timely payment of deposit of all F.I.C.A. payments and withholding taxes required of by applicable laws, and will upon request furnish Lender with proof satisfactory to it that Borrower has made such payments or deposits;

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       (g) There are no actions or proceedings pending by or against Borrower or before any court or administrative agency and Borrower has no knowledge of any pending, threatened or imminent litigation, governmental investigations or claims, complaints, actions or prosecutions involving Borrower or any guarantor of Borrower, except as specifically disclosed in Borrowers audited financial statements for the year ended December 31, 1995 and as heretofore specifically disclosed in writing to Lender; if any of the foregoing arise during the term of this Agreement, Borrower shall, immediately notify Lender in writing;

       (h) Borrower, subject to its loan and security agreement with Foothill Capital, has, and shall at all times hereafter have, good and indefeasible title to the Collateral; and,

       (i) The Collateral is adequately insured against loss by fire, explosion, theft and such other casualties, hazards and risks as are usually insured against by companies of comparable size and financial condition engaged in the same or similar business,

       (j) Borrower shall not at any time while the Loan or any part thereof is outstanding grant to any party other than Foothill Capital a security interest in any of its assets which ranks on a parity with or senior to the security interest granted to the Lender hereby.

   5.3 INSURANCE. Borrower, at its expense shall keep and maintain (i) the Collateral insured for the full insurable value thereof against loss or damage by fire, flood, earthquake, burglary, loss in transit, theft, explosion, sprinkler, and such other hazards and risks ordinarily insured against by other owners who use such properties in similar businesses for the full insurable value thereof, and (ii) business interruption insurance and public liability and property damage insurance relating to Borrower's ownership and use of the collateral and its other assets. All such policies of insurance maintained pursuant to this Agreement shall be in such form, with such companies and in such amounts as may be satisfactory to Lender, which Lender acknowledges to be satisfactory having review such policies in connection with the contemplated Merger Agreement.

   5.4 REPORTING; INSPECTION OF PREMISES. Borrower at all times hereafter shall: (a) maintain a standard and modern system of accounting in accordance with generally accepted accounting principles consistently applied, together with ledger and sub-ledgers and/or computer tapes and computer discs, computer printouts and computer records pertaining to the Accounts which contain information as may from time to time be requested by Lender; (b) permit Lender and any of its employees, officers or agents, upon demand, during Borrower's usual business hours, or the usual business hours of third persons having control of any of Borrower's Books, to have access to and examine all of Borrower's Books relating to the Accounts, the Obligations, Borrower's financial condition and the results of Borrower's operations, and in connection therewith, permit Lender or any of its agents, employees or officers to copy and make extracts therefrom; (c) promptly supply Lender with such other information concerning its affairs as Lender may reasonably request from time to time hereafter, and (d) promptly notify Lender of any material adverse change in Borrower's financial condition and of any condition or event which constitutes an Event of Default.

   5.5 SURVIVAL OF WARRANTIES AND REPRESENTATION. Borrower covenants, warrants and represents to Lender that all representations and warranties of Borrower contained in this Agreement and the Other Agreements shall be true at the time of Borrower's execution of this Agreement, and the Other Agreements, and shall survive the execution, delivery and accepted hereof and thereof by the parties hereto and thereto and the closing of the transactions described herein and therein or related hereto and thereto. Borrower and Lender expressly agree that any misrepresentation or breach of any warranty whatsoever contained in this Agreement or the Other Agreements shall be deemed material.

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6. EVENTS OF DEFAULT

   Any one or more of the following events ("Events of Default") shall constitute a default under this Agreement:

          (a) Borrower or any Affiliate of Borrower fails or neglects to perform, keep or observe any term, provision, condition, covenant, agreement, warranty or representation contained in this Agreement or any of the Other Agreements, including, without limitation, any term, provision or condition contained in any promissory note now or hereafter executed by Borrower and delivered to Lender to evidence a portion of the obligations.

          (b) Any representation statement, report or certificate made or delivered by Borrower or any Affiliate of Borrower or any of their respective officers, employees or agents to Lender hereunder or under any of the Other Agreements was not true and correct.

          (c) Borrower fails to pay any of the Obligations when due and payable or declared due and payable, or Borrower is in material default or commits a material breach under the terms of the Letter of Intent or the Merger Agreement and such default is not cured (if curable) within ten (10) days following notice thereof.

          (d) Borrower fails to pay any account payable, excluding the work out accounts payable previously disclosed to Lender by Borrower, in excess of $10,000 when due and such failure continues for more than thirty
      (30) days.

          (e) A material portion of Borrower's assets are attached, seized, subjected to a writ or distress warrant, or are levied upon, or come into the possession of, any judicial officer or assignee and the same are not released, discharged or bonded against within thirty (30) days thereafter.

          (f) Any proceeding is filed or commenced by or against Borrower for its dissolution or liquidation and is not dismissed within thirty (30) days.

          (g) Borrower is enjoined, restrained or in any way prevented by court order from continuing to conduct all or any material part of its business affairs.

          (h) A notice of lien, levy or assessment with respect to a claim in excess of ten thousand dollars ($10,000.00) is filed or record with respect to any or all of Borrower's assets by the United States Government, or any departments agency, or instrumentality thereof, or by any state, county, municipal or other governmental agency, or any taxes or debts owing at any time or times hereafter to any one or more of such entities becomes a lien or encumbrance upon the collateral or any of the Borrower's other assets and the same is not released within ten (10) days after the same becomes a lien or encumbrance.

          (i) A judgment or court order for payment of money in excess of ten thousand dollars ($10,000.00) or any other claim becomes a lien or encumbrance upon any or all of Borrower's assets and the same is not satisfied, dismissed or bonded against within ten (10) days thereafter.

                                       8

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          (j) Borrower fails to provide Lender with any reasonably requested information or financial data pertaining to the Collateral, Borrower's financial condition or the results of Borrower's operations.

          (k) A default shall occur under any agreement, document or instrument for goods purchased, money borrowed or property leased, other than this Agreement, now or hereafter existing to which Borrower is a party.

          (l) Any misrepresentation or omission now or hereafter exists in any warranty or representation made herein or in any of the other Agreements by any officer or director individually or as an officer or director of Borrower, or any such warranty or representation is withdrawn by any officer or director.

          (m) Borrower is unable at any time or times hereafter, whether by court order or otherwise, to perform and satisfy all provisions, warranties, terms and conditions contained herein which are required by Lender to be performed and satisfied hereunder.

          (n) An application is made by Borrower for the appointment of a trustee or custodian for the Collateral or any other of Borrower's assets.

          (o) An application is made by any Person, other than Borrower for the appointment of a trustee or custodian of the Collateral or any other of Borrower's assets and the same is not dismissed within thirty (30) days after the application therefor.

7. LENDER'S RIGHTS AND REMEDIES

   7.1 LENDER'S RIGHTS AND REMEDIES. Upon the occurrence of an Event of Default, Lender may at its election and without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

      (a) Declare the obligations, whether evidenced by installment notes, demand notes or otherwise, immediately due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived.

      (b) Terminate this Agreement as to any future liability or obligation of Lender, but without affecting the Obligations or Lender's rights and security interests in the Collateral.

      (c) Without notice to or demand upon Borrower or any guarantor, make such payments and do such acts as Lender considers necessary or reasonable to protect its security interest in the Collateral. Borrower authorizes Lender to enter the premises where the Collateral is located, take possession of the Collateral, or any part of it, and to pay, purchase, contest or compromise any encumbrance, charge or lien which in the opinion of Lender appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith.

      (d) Ship reclaim recover, store, finish, maintain and repair the collateral, and prepare the Collateral for sale.

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      (e) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as is commercially reasonable in the opinion of Lender, the Collateral need not be present at any such sale.

      (f) Purchase all or any portion of the Collateral at any public sale thereof.

      (g) Require Borrower to take any or all of the following actions: pledge assemble and deliver the Inventory to Lender or to a third party as Lender's bailee; or hold the same in trust for Lender's account; or store the same in a warehouse in Lender's name; or deliver to Lender documents of title representing said inventory; or evidence Lender's security interest in any other manner acceptable to Lender.

   7.2 NOTICE OF DISPOSITION OF COLLATERAL. Lender shall (unless notice has been waived after an Event of-default pursuant to the provisions of the Code) give notice of the disposition of the Collateral as follows;

           (a) Lender shall give the Borrower and each holder of a security interest in the Collateral who has filed with Lender a written request for notice, a notice in writing of the time and place of public sale or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Collateral, the time on or after which the private sale or other disposition is to be made,

           (b) The notice shall be personally delivered or mailed, postage prepaid, to Borrower's address set forth in Section 10 of this Agreement at least five (5) days before the date fixed for the sale, or at least five (5) days before the date on or after which the private sale or other disposition is to be made, unless the Collateral is perishable or threatens to decline speedily in value. Notice to persons other than Borrower claiming an interest in the Collateral shall be sent to such addresses as they have furnished to Lender,

           (c) If the sale is to be public sale, Lender shall also give notice of the time and place by publishing a one-time notice at least ten (10) days; before the date of the sale in a newspaper of general circulation in the county in which the sale is to be held.

   7.3 DEFICIENCIES. Any deficiency which exists after disposition of the Collateral as provided above will be paid immediately by Borrower. Any excess will be returned to Borrower by Lender.

   7.4 RIGHTS AND REMEDIES CUMULATIVE. Lender's rights and remedies under this Agreement and the Other Agreements shall be cumulative. Lender shall have all other rights and remedies not inconsistent herewith as provided by law or in equity. No exercise by Lender of one right or remedy shall be deemed an election, and no waiver by Lender of any default on Borrower's part shall be deemed a continuing waiver. No delay by Lender shall constitute a waiver, election or acquiescence by it.

 8.  TAXES AND EXPENSES REGARDING BORROWER'S PROPERTY
     -------------------------------------------------
     If Borrower fails to pay any assessments, taxes, contributions, or make any deposits, or furnish any required proof thereof as met forth in
Section 5.2(f) above or in any other provision of this Agreement, Lender may, in its sole and absolute discretion and without notice to Borrower, (a) make payment of the same or any part thereof, or (b) set up such reserves in Borrower's account as Lender deems necessary to satisfy the liability therefor, or both, if Borrower fails to pay promptly when due, to any other person or entity, monies which Borrower is required to pay by reason of any provision in this Agreement, Lender may, but need not, pay the same and charge Borrower's account therefor, and Borrower shall promptly reimburse Lender. All such sums shall constitute part of the Obligations, shall bear interest at the rate herein above provided, shall be secured by all Collateral and shall constitute Lender's costs. Any payment made by Lender shall not constitute (a) an agreement by it to make similar payments in the future, or (b) a waiver by Lender of any Event of Default. Lender need not contest nor inquire as to the validity of any such expense, tax, security interest, encumbrance or lien, and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.

 9.  WAIVERS BY BORROWER
     -------------------

     9.1 APPLICATION OF PAYMENTS AND COLLECTIONS. Borrower agrees that checks and other instruments received by Lender in payment or on account of the Obligations constitute only conditional payment until such items are actually paid to Lender, Borrower waives the right to direct the application of any payments at any time or times received by Lender on account of the Obligations and Borrower agrees that Lender shall have the continuing exclusive right to apply and reapply such payments in any manner as Lender may deem advisable.

     9.2 BORROWER'S WAIVERS. Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, documents, instruments, chattel paper and guaranties at any time held by Lender an which Borrower may in any way be liable except as required hereby. Borrower waives any right to trial by jury in any action or proceeding relating to this Agreement or the other Agreements or any transactions thereunder.

     9.3 RISK OF LOSS. Lender shall not in any way or manner be liable or responsible for (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency or other person whomsoever. All risk of loss, damage or destruction of the Collateral shall be borne by Borrower.

10.  NOTICES
     -------

     Unless otherwise provided in this Agreement any notice required hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered upon deposit in the

United States mails, with proper postage prepaid, and addressed to the party to be notified as follows:

              (A) If to Lender, to:

                  Conversion Technologies International, Inc.
                  82 Bethany Road, Suite 6
                  Hazlet, NJ 07730
                  Attention: General Counsel

              (B) If to Borrower, to:

                  Octagon, Inc.
                  317 S. North Lake Blvd.
                  Altamonte Springs, FL 32701
                  Attention: Chief Financial Officer

or to such other address as each party may designate for itself by like notice.

11.  GENERAL PROVISIONS
     ------------------

     11.1 LENDER'S COSTS. Borrower shall immediately, and without demand, reimburse Lender for all sums expended by Lender in connection with the filing of any third party claim(s) as to the Collateral or any part thereof, which Lender may deem necessary or desirable or in connection with any action brought by Lender to correct any Event of Default or enforce any provision of this Agreement, including attorneys' and paralegals, fees and expenses and court costs. Borrower authorizes and approves all advances and payments by Lender for items described in this Agreement as Lender's Costs. Borrower agrees to pay promptly, upon demand by Lender, all Lender's Costs.

     11.2 PARTIES; ASSIGNMENTS. This Agreement shall bind, and inure to the benefit, of the respective successors and assigns of each of the parties hereto; PROVIDED, HOWEVER, Borrower may not assign this Agreement or any rights hereunder without Lender's prior written consent and any prohibited assignment shall be absolutely void. No consent to any assignment by Lender shall release Borrower from its obligations to Lender. Lender may at any time sell, assign, transfer, grant participations in or otherwise dispose of this Agreement and its rights and duties hereunder. Any such purchaser, assignee, transferee or participant shall have all the rights of Lender hereunder.

     11.3 SECTION TITLES. Section headings and section numbers have been set forth herein for convenience only; unless the contrary is compelled by the context, everything contained in each paragraph applies equally to this entire Agreement.

     11.4 CONSTRUCTION OF AGREEMENT. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Lender or Borrower, whether under any rule of construction or otherwise; on the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto. When permitted by the context, the singular includes the plural and vice versa.

     11.5 GOVERNING LAW. The validity of this Agreement, its construction, interpretation and enforcement and the rights of the parties hereunder concerning the Collateral, shall be determined under and according to the internal laws of the State of Delaware.

     11.6 SEVERABILITY. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

     11.7 MODIFICATION. This Agreement shall be binding and deemed effective when executed by the Borrower and accepted and executed by Lender, and can be changed only in writing signed by the parties hereto. All prior agreements, understandings, representations, warranties, and negotiations, if any, are merged into this Agreement.

     11.8 STANDARD OF LIABILITY. Lender shall be liable only for its intentional misconduct, and not its negligence or gross negligence, in the event Lender fails to comply with any terms of this agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first hereinabove written.


                            Octagon, Inc. and its wholly owned subsidiary Power Systems Energy Services, Inc.


                            By /s/ Harry Christenson
                               ----------------------------------------
                               Harry Christenson
                               Chief Financial Officer


                            Conversion Technologies International, Inc.


                            By /s/ Perry A. Pappas
                               ----------------------------------------
                               Perry A. Pappas
                               Vice President and General Counsel

                                                                    EXHIBIT A
                                                                    ---------

                            SECURED PROMISSORY NOTE

$250,000                                                   September 19, 1996


FOR VALUE RECEIVED, the undersigned, Octagon, Inc., a Delaware corporation and its wholly owned subsidiary Power Systems Energy Services, Inc. A Delaware corporation (the "Company"), hereby promises to pay to the order of Conversion Technologies International, Inc. a Delaware corporation (the "Lender") or its successors or assigns (the "Holder"), at such location as the Holder may designate, ON DEMAND at any time on or after February 13, 1997 the principal sum of Two Hundred Fifty Thousand dollars ($250,000), together with interest, payable (subject to prepayment in the manner provided in the Loan Agreement (as hereinafter defined)), in lawful money of the United States of America in immediately available funds.

     The Company hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The non-exercise by the Holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

     Upon the occurrence of an Event of Default (as defined in the Loan and Security Agreement dated the date hereof (the "Loan Agreement"), between the Company and the Lender, the principal hereof and the accrued interest hereon may be declared to be due and payable in the manner and with the affect provided within the Loan Agreement.

     Should the indebtedness evidenced by this Note or any part hereof be collected in any suit in equity, action at law or in bankruptcy receivership or other court or administrative proceedings, or this Note be placed in the hands of attorneys for collection after default, the Company agrees to pay, in addition to the principal and interest due and payable hereon, all costs of collecting this Note, including reasonable attorneys fees and expenses.

     Payment and performance of this Note is secured pursuant to the Loan Agreement, and the Holder of this Note is entitled to the rights and benefits thereof.

     The Company agrees that any suit, action or proceeding instituted with respect to the Loan Agreement or the Note may be brought in a Federal court or state court located in New York, New York and the Company shall not institute or maintain any suit, action or proceeding in any court of any other jurisdiction and the Company irrevocably waives any objection it may have or may hereafter acquire to, or any right of immunity on the ground of, venue, the convenience of the forum, of jurisdiction of such courts or the execution or the forum, of jurisdiction of such courts or the execution of judgments resulting therefrom, and the Company irrevocably accepts and submits to the jurisdiction of the aforesaid courts in any such suit, action or proceeding.

     This Note shall be construed in accordance with and governed by the laws of the State of Delaware.

                                 Octagon, Inc. And its wholly owned subsidiary Power Systems Energy Services, Inc.

                                 By _______________________________________
                                    Harry Christenson
                                    Chief Financial Officer

                                                                     EXHIBIT B
                                                                     ---------

                               EQUIPMENT LOCATIONS

Octagon, Inc.
317 S. North Lake Blvd., Suite 1024
Altamonte Springs, FL  32701

Octagon Inc.
3554 Chain Bridge Rd., Suite 201
Fairfax, VA 22030

Octagon, Inc.
10967 Hamilton Cleves HWY.
Harrison, OH 45030-9728